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Scudder Gold Fund

Supplement to Prospectus
Dated March 1, 1999

The following text replaces the chart describing the portfolio management team in the section entitled "Portfolio Management" on page 8.

Joann M. Barry, Lead Portfolio Manager, assumed responsibility for the fund's day-to-day operations on April 5, 1999. Ms. Barry joined the Adviser in 1995 as a senior equity analyst. Prior to joining the Adviser, Ms. Barry worked as a senior equity analyst and portfolio manager for unaffiliated investment management firms since 1991. She began her investment career in 1988.

Robert D. Hardiman, Portfolio Manager, joined the fund in 1999. Mr. Hardiman joined the Adviser in 1999 as a Vice President and senior equity analyst for mutual funds and institutional asset management. Prior to joining the Adviser, Mr. Hardiman spent 25 years as a commodity and specialty chemical analyst for unaffiliated investment management firms.

April 21, 1999